                                                                   EXHIBIT 10.61

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT ("Agreement") is entered into as of February 28, 2002, by and between SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP ("Lender"), and WOODWARD HOLDING, LLC ("Participant").

                                    RECITALS

         A. Lender has provided to Origen Financial, Inc. ("Origen Inc.") and Origen Financial, L.L.C. ("Origen LLC" and together with Origen Inc., the "Borrowers") a line of credit facility in the amount of $17,500,000 (the "Line of Credit") pursuant to the terms and conditions of a certain Amended and Restated Subordinated Loan Agreement dated February 1, 2002, (the "Loan Agreement"). All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

         B. Advances under the Line of Credit are evidenced by a Second Amended Promissory Note dated as of February 1, 2002 (the, "Line of Credit Note") executed and delivered by the Borrowers. The payment and performance of the Line of Credit Note is secured by substantially all assets of the Borrowers (the, "Collateral") as described in and evidenced by (i) a certain Amended and Restated Security Agreement between Origen Inc. and Lender dated February 1, 2002, (ii) a certain Security Agreement between Origen LLC and Lender dated February 1, 2002, (iii) a certain Amended and Restated Limited Liability Company Interest Security and Pledge Agreement between Origen Inc. and Lender dated February 1, 2002, (iv) a certain Limited Liability Company Interest Security and Pledge Agreement between Origen LLC and Lender dated February 1, 2002, and (v) a certain Amended and Restated Stock Pledge Agreement between Origen LLC and Lender dated February 1, 2002 (collectively, the "Collateral Documents"). The payment and performance of the Line of Credit Note is guaranteed by Bingham Financial Services Corporation as evidenced by an Amended and Restated Guaranty dated February 1, 2002 ("Guaranty"). The Loan Agreement, Line of Credit Note, Collateral Documents and Guaranty together with all other documents, agreements and instruments executed in connection therewith, are collectively referred to as the "Line of Credit Loan Documents."

         C. Lender has agreed to sell and Participant has agreed to purchase a participation in the Line of Credit on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, Lender and Participant hereby agree as follows:

         1. Participation. Subject to the terms and conditions of this Agreement, Lender hereby sells and agrees to sell and Participant hereby purchases and agrees to purchase (a "Participation") an undivided fifty percent (50%) interest (subject to adjustment in accordance with Section 3 below, the "Participation Percentage") in the Line of Credit. For purposes of this Agreement, the "Participation Loan" shall mean the Line of Credit (including any amounts outstanding on the date hereof and any Committed Advances (as defined below) made hereafter), together with any Future Advances (as defined in Section 3) in which each of Lender and Participant from time to time acquire and hold an interest pursuant to Section 3, and the "Loan Documents" shall mean all documents, agreements and instruments executed in connection with the Participation Loan, including, without limitation, the Line of Credit Loan Documents. The parties acknowledge and agree that the committed lending limit under the Line of Credit is $17,500,000.00 (the "Committed Amount"). The interest of Participant under this Agreement shall include but not be limited to (a) participation in (i) the currently outstanding amounts under the Line of Credit, including the right to receive payments of principal and interest payable under the Line of Credit Note, and (ii) participation in any advances made under the Line of Credit up to the Committed Amount thereunder ("Committed Advances"), and (b) the right to (i) receive a pro rata portion of the commitment fee paid and payable by Borrowers with respect to the Line of Credit, (ii) purchase, at its option, interests in Future Advances pursuant to Section 3, (iii) receive the proceeds received upon the disposition of the Collateral, and (iv) the benefits and burdens arising from the Loan Documents as each of the Loan Documents are amended by Lender (either individually or collectively) subsequent to the date hereof in accordance with the terms of this Agreement, all for the pro rata account and risk of Participant to the extent of its Participation Percentage. Participant's right to receive its Participation Percentage in the interest, however, shall be limited to interest which accrues and is paid on or after the date Participant pays Lender for its Participation in the Line of Credit. This Agreement constitutes a nonrecourse sale of a Participation equal to the Participation Percentage and shall not be construed as a loan by Participant to Lender or as a sale of securities by Lender to Participant or as creating any other relationship.

         2. Payment of Purchase Price. No later than two business days after the execution of this Agreement, Participant shall pay Lender the sum of $8,405,785.64 for the purchase of its undivided Participation in the Line of Credit. The foregoing purchase price represents Participant's Participation Percentage in the current outstanding principal balance under the Line of Credit Note less Participant's Participation Percentage in origination fees of $150,000 paid by Borrowers prior to the date hereof with respect to the Committed Amount. Lender shall give Participant prompt written notice of any Committed Advance to be made on the Line of Credit. Participant shall deliver immediately available funds to Lender no later than five (5) business days after Lender funds the Committed Advance (or such other date, as mutually agreed by Lender and Participant) in an amount equal to fifty percent (50%) of the total amount of the Committed Advance paid by Lender. Participant shall remit the purchase price for its Participation in the Line of Credit (including any Committed Advance) by wire transfer, in accordance with the following wire instructions:

         Bank:  Bank One - Michigan
         ABA #072000326
         For Credit to Sun Operating Communities Operating Limited Partnership Account #1530503

         Participant's Participation under this Agreement with respect to the Committed Amount under the Line of Credit Note or any Committed Advances shall be effective as of the day the purchase price for such Participation interest is received by Lender. The obligation of Participant to provide Lender with the purchase price of Participant's Participation in any Committed Advance is irrevocable and shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that Participant may have or have had against Lender.

         3. Future Advances.


                  a. If either Lender or Participant (an "Advancing Party"), desires to loan money to Borrowers after the date hereof (in addition to, and exclusive of, any Committed Advances), whether effected by amending the Line of Credit Loan Documents or entering into new loan documents with the Borrowers, (a "Future Advance"), the Advancing Party shall send the other party to this Agreement (the "Other Party") a notice of the amount and other terms of the Future Advance; provided, however, that an Advancing Party shall not be required to deliver such notice to the Other Party until such time as all Future Advances made by such Advancing Party hereunder, in the aggregate, equal or exceed $1,000,000.00. The Other Party shall then have the right (but not the obligation) to purchase up to a 50% participation interest in the Future Advance. If the Other Party does not respond to the Advancing Party's notice within five (5) business days after the Other Party's receipt of such notice (or such other date, as mutually agreed by the Advancing Party and the Other Party), the Other Party shall be deemed to have declined to purchase a participation interest in the Future Advance. If the Other Party wishes to purchase up to a 50% participation interest in the Future Advance, the Other Party shall deliver immediately available funds to the Advancing Party no later than five (5) business days after the Advancing Party funds the Future Advance (or such other date, as mutually agreed by the Advancing Party and the Other Party) in an amount equal to the product of (i) the percentage interest purchased by the Other Party in the Future Advance, multiplied by (ii) the total amount of the Future Advance. Any participation in a Future Advance by an Other Party shall be effective as of the day the purchase price for such participation interest is received by the Advancing Party. To the extent an origination fee shall be payable by Borrowers in connection with any Future Advance, the Advancing Party shall remit to or give a credit for a portion of such origination fee to the extent of the Other Party's percentage interest in the total amount of the Future Advance. If an Other Party purchases a participation interest in any Future Advance, the Participant's Participation Percentage in the Participation Loan shall be adjusted so that it is equal to (i) the total dollar amount of the Participant's advances under the Participation Loan (without giving effect to credits for or receipt of any origination fees), divided by (ii) the total principal amount of the Participation Loan.

                  b. If the Other Party does not purchase a participation interest in the Future Advance or such Future Advance is not yet offered to the Other Party in accordance with Section 3.a. above, then the entire amount of the Future Advance shall be a "Non-Participation Loan."

                  c. All indebtedness owing from Borrowers to an Advancing Party under a Non-Participation Loan shall at all times be wholly subordinate and junior in right to payment in full of the Participation Loan and all Senior Debt (as defined in the Loan Agreement). The Advancing Party agrees to enter into a subordination agreement reasonably acceptable to the Other Party effecting such subordination upon the making of a Non-Participation Loan.

                  d. All indebtedness owing from Borrowers to an Advancing Party under a Non-Participation Loan shall be evidenced by a note other than the note or notes evidencing indebtedness owing under the Participation Loan. If a Non-Participation Loan is made by Participant, the parties agree to enter into a mutually acceptable intercreditor agreement on terms substantially in accordance with this Agreement.

                  e. If an affiliate of Lender or Participant is the lender of record with respect to any advance constituting any part of the Participation Loan or a Non-Participation Loan, the parties agree to enter into (and to cause their respective affiliates, as the case may be, to enter into) a mutually acceptable intercreditor agreement on terms substantially in accordance with this Agreement.

         4. Certificate of Participation. No participation certificate shall be issued by Lender to Participant as this Agreement alone shall evidence the participation interest in the Participation Loan.

         5. Receipt of Documents.

                  a. By entering into this Agreement, Participant acknowledges that it has received and is satisfied with and hereby approves the form and substance of the Line of Credit Loan Documents including any exhibits thereto.

                  b. Participant acknowledges that it has received the same information regarding the Borrowers as has the Lender. Participant waives any right to require Lender to furnish or make available to the Participant any of the Lender's internal credit analysis of the Borrowers. Any such analysis was prepared solely for internal purposes and the Participant acknowledges and agrees that it is not and would not be entitled to rely thereon in making its credit decision.

         6. Application of Payments. Promptly upon receipt by Lender of any payment of principal or interest on the Participation Loan, Lender shall remit to Participant its share thereof (after deducting any amount due from Participant to Lender under this Agreement) determined in accordance with
Section 1 of this Agreement.

         7. Reports, Notice of Default, etc. Lender shall promptly furnish to Participant copies of all reports and financial statements received from Borrowers pursuant to the Loan Documents. Lender shall have no responsibility to Participant for any errors or omissions in any such reports, financial statements or other information and shall not otherwise be liable to

Participant for failing to comply with the provisions of this Section, unless such failure is due to Lender's gross negligence or willful misconduct.

         Lender shall promptly notify Participant of the occurrence of any Event of Default, as defined in the Loan Documents, of which the officer of Lender responsible for the Loan has actual knowledge. Similarly, Participant will promptly notify Lender of the occurrence of any Event of Default under the Loan Documents of which the officer of Participant responsible for administration of Participant's interest has actual knowledge. Failure to give any notice required under this Section shall not result in any liability of the Lender to the Participant, or of the Participant to the Lender, or relieve the Lender or the Participant, as the case may be, from any of their obligations hereunder.

         8. Loan Documents. Lender shall hold all Loan Documents delivered in connection with the Participation Loan for the benefit of itself and Participant in accordance with their respective proportionate shares. Lender shall at all times keep proper books of account and records at its principal office reflecting Participant's proportionate share in the Participation Loan, which records shall be accessible for inspection by Participant at all reasonable times during business hours and upon reasonable notice to Lender.

         9. Servicing of Participation Loan; Management and Enforcement of Loan Documents. Lender shall be responsible for the normal routine servicing of loan advances and payments under the Participation Loan on behalf of itself and Participant in accordance with the terms of this Agreement. However, so long as Participant has any outstanding Participation interest in the Participation Loan, Lender and Participant shall jointly manage and enforce the terms of the Loan Documents. Specifically, without the prior written consent of Participant, Lender shall not (i) agree to any amendment or modification of any of the Loan Documents of any kind or nature, (ii) waive any condition or provision of the Loan Documents, (iii) declare any Event of Default or enforce any remedy under the Loan Agreement or provided by law or in equity (whether such Event of Default arises in whole or in part from any Non-Participation Loan), or (iv) release any Collateral securing the Participation Loan.

         10. Collection After Maturity. If Lender liquidates Collateral or receives a payment after maturity of the Participation Loan, by acceleration or otherwise, and whether pursuant to a demand for payment or as a result of legal proceedings against Borrowers or through payment by or action against any other person in any way liable for the indebtedness evidenced by the Loan Documents, or from any source whatsoever, such payment shall be applied in the following order:

                  a. To the unreimbursed costs and expenses, including attorney's fees, incurred by Lender or Participant, in effecting such recovery or in enforcing any right or remedy under the Loan Documents or in realizing upon the Collateral;

                  b. To accrued interest payable under the Participation Loan, of which the portion due to Participant shall be paid to Participant;

                  c. To the unpaid principal amount of the Participation Loan, of which the portion due to Participant shall be paid to Participant; and

                  d. To the unpaid principal, interest and origination fees payable with respect to any Non-Participation Loan.

         The foregoing notwithstanding, it is expressly understood that if any loss (including any un-reimbursed expenses in connection with the Loan Documents) is sustained with respect to the Participation Loan, that portion of the total loss which is equal to Participant's Participation Percentage shall be borne by Participant with the balance of the loss being borne by Lender.

         11. Adjustments to Payments.

                  a. If (i) Lender shall pay an amount to Participant pursuant hereto in the belief or expectation that a related payment has been or will be received or collected in connection with the Participation Loan, and (ii) such related payment is not received or collected by Lender, then Participant will, within three (3) business days of demand by Lender, return such amount to Lender, together with interest thereon at the overnight Federal Funds Rate. The Federal Funds Rate shall be the weighted average of the rates on overnight Federal Funds transactions, with members of the Federal Reserve System only, arranged by federal funds brokers, as published as of such day by the Federal Reserve Bank of New York.

                  b. Notwithstanding anything to the contrary contained herein, if Lender determines at any time that any amount received or collected by Lender with respect to the Participation Loan must be returned to Borrowers or paid to any other person or entity pursuant to any insolvency law or sharing clause or otherwise, then Lender will not be required to distribute any portion thereof to Participant and, Participant will, within three (3) business days of demand by Lender, repay any portion thereof that Lender shall have distributed to Participant, together with interest thereon at such rate(s), if any, as Lender shall be required to pay to Borrowers or such other person or entity with respect thereto.

                  c. If Participant shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of its Participation in excess of its Participation Percentage of payments on account of the Participation Loan, Participant shall promptly remit such excess to Lender.

         12. No Recourse; Limitation of Lender's Liability. Lender's only obligation to Participant with respect to any payment of principal or of interest on the Participation Loan or for any fees or other amounts payable by Borrowers under any of the Loan Documents shall be to remit to Participant its share of any such payment if, when, and as received by Lender. Neither Lender nor Participant shall have any recourse against the other as a result of Borrowers' failure to make any payment due under the Participation Loan or for any fee or other amounts payable by Borrowers under the Loan Documents. Neither Lender nor Participant shall have any responsibility with respect to any representations, warranties or statements made by Borrowers in the Loan Documents. All losses, including but not limited to those resulting from the foregoing matters, shall be borne by the parties in proportion of their respective proportionate shares of the Participation Loan.

         Although Lender will exercise the same care in administering the Participation Loan as if the Participation Loan were made entirely for Lender's own account, Lender shall have no liability to Participant for any loss except for any actual loss suffered by Participant due to Lender's own gross negligence or willful misconduct.

         Without limiting the foregoing, Lender shall be fully protected in relying upon any certificate, document or other communication which appears to it to be genuine and to have been signed or presented by the proper person or persons and upon the advice of legal counsel, independent accountants and other appropriate experts (including those retained by Borrowers), and shall not be required to make any inquiry concerning the performance by Borrowers of their obligations under or compliance by Borrowers with the terms and conditions of any of the Loan Documents. Except as otherwise expressly set forth herein, Lender shall not be deemed to be a trustee or fiduciary for Participant in connection with this participation, the Line of Credit or any Loan Documents, and has no duties to Participant.

                  13. Reimbursement and Indemnification.

         a. Except as otherwise provided in this Agreement, each of Lender and Participant (the "Indemnifying Party") shall reimburse the other party (the "Indemnified Party") immediately on demand for its proportion of all out-of-pocket expenses, including reasonable attorney's fees, incurred by the Indemnified Party in connection with the making, managing, or collection of the Participation Loan or Collateral or any portion thereof, to the extent not recovered from Borrowers, and shall indemnify and hold the Indemnified Party harmless from and against the Indemnifying Party's proportion of the amount of any costs, expenses (including reasonable attorneys' fees and disbursements), claims, damages, actions, losses or liabilities, that the Indemnified Party may suffer or incur in connection with this Agreement or any of the Loan Documents, or the transactions contemplated hereby or thereby, or any action taken or omitted to be taken by the Indemnifying Party hereunder or thereunder (collectively, the "Liabilities"). Notwithstanding the foregoing, however, the Indemnifying Party shall have no obligation to reimburse the Indemnified Party for any of the Indemnified Party's fees or costs incurred in connection with this Agreement. In the event that the Indemnified Party recovers any such amounts from Borrowers after the Indemnifying Party has reimbursed the Indemnified Party for its proportion of any or all such Liabilities, the Indemnified Party shall return to the Indemnifying Party its proportion of the amounts recovered from Borrowers. Notwithstanding anything else set forth in this Agreement, the obligations and indemnities under this Paragraph shall survive the payment in full of the Participation Loan and termination of the Loan Documents and this Agreement.

         b. In the event that the Indemnifying Party does not, on the date on which the Indemnifying Party is advised by the Indemnified Party of the payment by the Indemnified Party of any of the foregoing Liabilities, pay the Indemnified Party in the amount of its proportionate share of Liabilities, the Indemnifying Party shall pay the Indemnified Party, for each day until the date of delivery to the Indemnified Party of such amount in immediately available funds, interest on its proportionate share of the Liabilities at a rate equal to the overnight Federal Funds Rate.

         14. Other Relationships with Borrowers.

                  a. Each of Lender and Participant may accept deposits from, make loans or otherwise extend credit to Borrowers (in compliance with Section
3), and generally engage in any kind of financial services business with Borrowers, or any affiliate of Borrowers, and receive payment on such loans or extensions of credit (subject to Section 3) and otherwise act with respect thereto fully and without accountability to the other party to this Agreement in the same manner as if the Participation did not exist and the transactions described herein were not in effect.

                  b. No Other Party shall have any interest in any collateral (other than the Collateral) to support any Non-Participation Loans made by an Advancing Party to or for the account of Borrowers. Any payment by Borrowers to an Advancing Party under any Non-Participation Loans (whether voluntary, involuntary, through the exercise of an right of setoff or otherwise) shall be applied first in reduction of amounts outstanding under the Participation Loan.

                  c. No Advancing Party shall have any obligation to make any claim against, or assert any lien upon or right of setoff against, any property held by such party as security for a Non-Participation Loan which does not constitute Collateral security for the Participation Loan.

         15. Lender's Warranties. Lender represents and warrants that:

                  a. It has not heretofore sold, assigned or otherwise disposed of any interest in the Line of Credit.

                  b. It has full power and authority to enter into and perform this Agreement and the officer(s) of Lender signing the Agreement on behalf of Participant have been duly authorized to do so.

                  c. It will remain in possession of the original Loan Documents or duplicate original copies of the Loan Documents.

                  d. The principal amount outstanding as of the date of this Agreement under the Line of Credit Note is $16,961,571.28.

                  e. Lender's officer responsible for the Line of Credit is not aware of the existence of any Event of Default as defined in the Loan Documents as of the date of this Agreement.

         Participant and Lender agree that Lender has not made and shall not at any time be deemed to have made any further representation or warranty, express or implied, with respect to (i) the due execution, authenticity, legality, accuracy, completeness, validity or enforceability of any of the Loan Documents,
(ii) the financial condition or creditworthiness or insolvency of Borrowers or any other entity which may have liability for the Participation Loan, or the collectibility of the Participation Loan, or (iii) any other matter having any relation to the Participation, the Participation Loan or the Loan Documents.

         16. Participant's Warranties. Participant represents, warrants and acknowledges that:

                  a. It has full power and authority to enter into and perform this Agreement and the officers of Participant signing the Agreement on behalf of Participant have been duly authorized to do so.

                  b. It has reviewed and approved the form and substance of each of the Line of Credit Loan Documents.

                  c. Its decision to purchase this Participation and any future decisions it makes with respect to its Participation in the Participation Loan was based and will be based solely on its own independent evaluation of the Participation Loan, the creditworthiness of Borrowers and any other entity which may have liability for the Participation Loan, and its own investigation of the legality, sufficiency, and enforceability of the Loan Documents, and of the risks involved in the transactions contemplated in the Loan Documents and it is not and will not rely on Lender with respect thereto.

         17. Assignment Upon Certain Events. Lender hereby assigns and transfers to Participant all right, title and interest of Lender, if any, in and to Participant's Participation interest in the Participation Loan; provided, however, that, notwithstanding anything to the contrary herein, such assignment shall become effective only upon the occurrence of an Assignment Event (as defined below). An "Assignment Event" shall have occurred if (a) Lender ceases doing business or Lender's existence is terminated by sale, dissolution, merger or otherwise, (b) any assignment is made for the benefit of Lender's creditors,
(c) any receiver of Lender is appointed, (d) any insolvency, liquidation or reorganization proceeding under the U.S. Bankruptcy Code or otherwise shall be filed by or against Lender, or (e) an event of default shall have occurred under, and the payment of any indebtedness of Lender shall have been accelerated under, the terms of any loan agreement pursuant to which Lender has incurred debt. Upon an Assignment Event, Lender shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and shall take such other action as Participant may reasonably request to give effect to the foregoing assignment.

         18. Termination. This Agreement shall terminate upon the complete payment of all amounts due and satisfaction of all obligations of the Borrowers under the Participation Loan.

         19. Notices. All notices, demands, consents, approvals and other communications hereunder (collectively, "notices") shall be in writing or by facsimile transmission and delivered to the parties at their respective addresses set forth below, and the same shall be deemed to have been given or made when delivered by courier or if made by facsimile transaction, upon receipt of the answer back code of the designed party after transmission to the designated party or if made by mail, then three days after having been deposited in the United States mail, postage prepaid by registered or certified mail.

             Participant:          Woodward Holding, LLC
                                   2300 Harmon Road
                                   Auburn Hills, MI 48326
                                   Attn: Paul Halpern
                                   Telephone:  (248) 340-2264
                                   Facsimile:  (248) 340-2258

             With a copy to:       Woodward Holding, LLC
                                   2300 Harmon Road
                                   Auburn Hills, MI 48326
                                   Attn: Alan L. Schlang
                                   Telephone:  (248) 340-2170
                                   Facsimile:  (248) 340-2175

             Lender: Sun Communities Operating Limited Partnership 31700 Middlebelt Road, Suite 145
                                   Farmington Hills, Michigan 48334
                                   Attn: Gary A. Shiffman
                                   Telephone:  (248) 932-3100
                                   Facsimile:  (248) 932-3072

             With a copy to:       Jaffe, Raitt, Heuer & Weiss, P.C.
                                   One Woodward Avenue, Suite 2400
                                   Detroit, MI 48226
                                   Attn: Matthew Murphy
                                   Telephone:  (313) 961-8380
                                   Facsimile:  (313) 961-8358

         20. Assignments; Successors and Assigns. Participant warrants and represents to Lender that its Participation in the Participation Loan is being purchased for its own account and not for the purpose or intent of resale. Participant hereby acknowledges that in reliance upon the foregoing warranty and representation of Participant, Lender has not registered this loan participation under the Federal Securities Act of 1933 (as amended) or under any state or local laws. Except as otherwise permitted in this Agreement, neither Lender nor Participant shall sell, pledge, assign or otherwise transfer all or a portion of its interest in the Participation Loan or any of its rights or obligations under this Agreement without the prior written consent of the other party. Subject to the foregoing, all provisions contained in this Agreement or related hereto shall inure to the benefit of and shall be binding upon the respective permitted successors and assigns of Lender and Participant.

         21. No Partnership; No Trust. Neither the execution of this Agreement, nor any agreement to share in the profits or losses arising as a result of the Participation created hereby, is intended to be or to create, nor will be construed to be or create, a partnership, joint venture or other joint enterprise between Lender and Participant.

         Neither the execution of this Agreement, nor Lender's holding the Loan Documents in its own name, nor the servicing of the Participation Loan by Lender, nor any other right, duty, or obligation of Lender under or pursuant to any Loan Document or this Agreement, is intended to be or to create, nor will be a constructive trust or other fiduciary relationship between Lender and Participant. Notwithstanding the foregoing, (a) Lender and Participant agree that any payment relating to a purchase of a participation interest by either party to this Agreement received by the other party pursuant to Section 2 or 3 shall not be deemed to be the property of the receiving party and shall be held in trust by the receiving party for the benefit of the purchasing party until either (i) advanced by the receiving party under an advance request or (ii) applied by the receiving party as reimbursement for an advance made by the receiving party prior to receipt by the receiving party of an amount equal to the purchasing party's participation percentage in such advance, and (b) Lender agrees that a pro rata portion (based on the Participant's Participation Percentage) of (i) any proceeds of Collateral received by Lender, and (ii) any payments of principal, interest, penalties, fees or costs received by Lender with respect to the Participation Loan, shall not be deemed to be the property of Lender and shall be held in trust by Lender for the benefit of Participant until remitted to Participant in accordance with this Agreement.

         22. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

         23. Captions. The Paragraph captions in this Agreement have been inserted solely for ease of reference, and are not a part of this Agreement.

         24. Entire Agreement. This Agreement embodies the entire agreement and understanding between Lender and Participant and supersedes any and all prior agreements and understandings with respect to the subject matter hereof. This Agreement may not be amended or in any manner modified unless such amendment or modification is in writing and signed by both parties. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. If any provision hereof would be invalid under applicable law, then such provision shall be deemed to be modified to the extent necessary to render it valid, while most nearly preserving its original intent; no provision hereof shall be affected by another provision being held invalid.

         25. Dispute Resolution. Any and all disputes, controversies or claims arising out of or related in any way to this Agreement shall be resolved as provided in this Section 24; provided, however, that either party may seek a preliminary injunction or other provisional judicial relief if, in its judgment, such action is necessary to avoid irreparable damage or to preserve the status quo. Despite any such action, the parties will continue to participate in good faith in the procedures set forth in this Section 24. The parties shall meet promptly to make a good faith effort to resolve any dispute arising under this Agreement. If the good faith attempts to resolve the dispute are unsuccessful, the parties shall submit such dispute to arbitration. All such arbitration proceedings shall be held in the Detroit, Michigan metropolitan area and shall be conducted under the rules of the American Arbitration Association (the "Rules"). A single arbitrator (the "Arbitrator") mutually agreeable to the parties shall preside over such proceedings and shall make all decisions with respect to the resolution of the dispute, controversy or claim between the parties. In the event the parties are unable to agree on the Arbitrator within fifteen (15) days after either party has filed for arbitration in accordance with the Rules, they shall select a truly neutral arbitrator in accordance with the Rules for the selection of neutral arbitrators, who shall be the "Arbitrator" for the purposes of this
Section 24. The decision of the Arbitrator shall be final and binding on the parties, and a judgment may be entered in a court of competent jurisdiction in order to enforce the Arbitrator's award. The parties shall be entitled to reasonable levels of discovery (as determined by the Arbitrator in his or her sole and absolute discretion) in accordance with the Federal Rules of Civil Procedure. The parties also hereby acknowledge that it is their intent to expedite the resolution of the dispute, controversy or claim in question, and that the Arbitrator shall schedule the timing of the hearing consistent with that intent. During the course of the proceedings, all fees to be paid to the Arbitrator, and all expenses incurred by the Arbitrator in connection with the arbitration, shall be borne equally by the parties. However, the Arbitrator shall award all costs, expenses and fees, including without limitation the Arbitrator's costs, expenses and fees and the prevailing party's reasonable attorneys' fees, to the party prevailing in the Arbitration as part of any award.

                            [signature page attached]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  "LENDER"

                                  SUN COMMUNITIES OPERATING LIMITED
                                  PARTNERSHIP, a Michigan limited partnership


                                  By:   Sun Communities, Inc., a Maryland
                                        corporation
                                  Its:  General Partner

                                        By:      /s/ Gary A. Shiffman
                                                 -------------------------------

                                        Its:     Chief Executive Officer
                                                 -------------------------------


                                  "PARTICIPANT"

                                  Woodward Holding, LLC


                                  By: /s/ Paul A. Halpern
                                     -------------------------------------------

                                  Its: Manager
                                       -----------------------------------------